                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in the HS Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made a part of this Amendment No. 2 to Form S-4 registration statement.


                                                     ARTHUR ANDERSEN LLP

Denver, Colorado

  June 18, 2001